UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9955 Mesa Rim Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 6, 2023, Biocept, Inc. (the “Company”) issued a press release announcing its projected cash position at December 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this current report.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 6, 2023, the Company announced that it is exploring strategic alternatives to enhance shareholder value, and that in connection with such process and in order to extend the Company’s resources, the Company is implementing a restructuring plan that will result in a reduction in the Company’s workforce by approximately 36%. The reduction in force is expected to be completed during the first quarter of 2023.

The Company estimates that it will incur charges of approximately $0.6 million for severance and other employee termination-related costs in the first quarter of 2023. The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, its workforce reduction.

Item 8.01	Other Events.

On January 6, 2023, the Company announced that it had commenced a process to explore and evaluate strategic alternatives to enhance shareholder value. The Company has engaged EF Hutton, division of Benchmark Investments, Inc., as its financial advisor to assist in this process. Potential strategic alternatives that may be explored or evaluated as part of this process include an acquisition, merger, reverse merger, other business combination, sales of assets, licensing or other strategic transactions involving the Company. There can be no assurance of a successful outcome from these efforts, or of the form or timing of any such outcome. The Company does not intend to make any further disclosures regarding the strategic review process unless and until a specific course of action is approved by the Company’s Board of Directors or until the Company otherwise determines that further disclosure is appropriate.

The Company is also filing this current report to disclose that it intends to cease COVID-19 testing at the end of January 2023.

Forward-Looking Statements

This report contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, the Company can give no assurance that such expectations and assumptions will prove to be correct. Forward-looking statements are generally identifiable by the use of words like “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “goal,” or “project,” or the negative of these words or other variations on these words or comparable terminology. To the extent that statements in this report are not strictly historical, including, without limitation, statements regarding the potential strategic alternatives the Company is exploring and any potential enhancement of shareholder value or other benefit to the Company’s shareholders; the Company’s projected year-end cash position; the potential preservation or extension of the Company’s cash runway; estimated expenses to be incurred in connection with the Company’s planned workforce reduction and other statements related to the planned workforce reduction; the Company’s plan to cease COVID-19 testing; and other statements that are not historical fact, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous risks and uncertainties, including risks related to preliminary financial results as described above, risks related to the Company’s business, the evolution of the COVID-19 pandemic, market risks, the Company’s need for additional capital, and the risk that the Company’s products and services may not perform as expected. These and other factors are described in greater detail under the “Risk Factors” heading of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the Securities and Exchange Commission (SEC) on November 21, 2022. The effects of such risks and uncertainties could cause actual results to differ materially from the forward-looking statements contained in this report. The Company does not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this report except as required by law. Readers are advised to review the Company’s filings with the SEC at http://www.sec.gov/.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated: January 6, 2023	By:	/s/ Samuel D. Riccitelli
	Name:	Samuel D. Riccitelli
	Title:	Interim President and Chief Executive Officer